SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

On October 22, 2003, the Registrant announced the election of O. Miles Pollard to its Board of Directors. Mr. Pollard has also been elected to the Board of Directors of IBERIABANK, the Registrant’s wholly owned commercial bank subsidiary. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 12.	Results of Operations and Financial Condition

On October 21, 2003, the Registrant announced its results of operations for the quarter and nine months ended September 30, 2003. A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 22, 2003	By:	/s/ DARYL G. BYRD

Daryl G. Byrd President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated October 22, 2003, issued by the Registrant.

99.2	Press Release, dated October 21, 2003, issued by the Registrant.